Prospectus

September 4, 2001
(as revised October 17, 2001)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

- Nationwide(R) S&P 500 Index Fund

- Nationwide(R) Small Cap Index Fund

- Nationwide(R) Mid Cap Market Index Fund

- Nationwide(R) International Index Fund

- Nationwide(R) Bond Index Fund

         TABLE OF CONTENTS

FUND SUMMARIES........................  2
Nationwide S&P 500 Index Fund.........  3
Nationwide Small Cap Index Fund.......  6
Nationwide Mid Cap Market Index
Fund..................................  9
Nationwide International Index Fund... 12
Nationwide Bond Index Fund............ 15

MORE ABOUT THE FUNDS.................. 18
Principal Investments and
Techniques............................ 18
Investment Risks...................... 20

MANAGEMENT............................ 24
Investment Adviser.................... 24
Subadviser............................ 25

BUYING, SELLING AND EXCHANGING FUND
SHARES................................ 26
Choosing a Share Class................ 26
Buying Shares......................... 28
Selling Shares........................ 31
Distribution Plan..................... 33
Exchanging Shares..................... 33

DISTRIBUTIONS AND TAXES............... 35
Distributions of Income Dividends..... 35
Distributions of Capital Gains........ 35
Reinvesting Distributions............. 35
State and Local Taxes................. 35
Selling Fund Shares................... 35
Exchanging Fund Shares................ 35

FINANCIAL HIGHLIGHTS.................. 36

ADDITIONAL INFORMATION.........BACK COVER

         FUND SUMMARIES
This Prospectus provides information about five of the Nationwide Mutual Funds:
Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund (together, the "Funds"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 18. "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.

The Fund Summaries contain a discussion of the principal risks of investing in the Funds. As with any mutual fund, there can be no guarantee that any Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

Each Fund has three different share classes -- Class A, Class B and Institutional Class. In addition, the Nationwide S&P 500 Index Fund also has Local Fund, Service Class and Institutional Service Class shares. The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets. Having different classes simply lets you choose the cost structure that is right for you.

The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 26.

ABOUT EACH FUND GENERALLY

Each Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of that Fund's index prior to the deduction of Fund expenses. Each Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. Each of the Funds may change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

         FUND SUMMARIES -- NATIONWIDE S&P 500 INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).(1) The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/ financial condition.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

---------------
(1) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

         Fund Summaries -- Nationwide S&P 500 Index Fund

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- LOCAL FUND SHARES(1)
[GRAPH FIGURES IN %]

1999                                                                             20.08
2000                                                                             -9.41

Best Quarter - Shares:   14.59%   4th qtr of 1999
Worst Quarter - Shares: -7.84%   4th qtr of 2000

(1) The Local Fund shares year-to-date return for the six months ended June 30, 2001 was -6.79%

Average annual returns -- as of December 31,   One        Since
2000(1)                                        Year       Inception (2)
------------------------------------------------------------------------
Class A Shares(3)                              -14.50%         4.58%
 ........................................................................
Class B Shares(4)                              -14.22%         5.77%
 ........................................................................
Service Class Shares                            -9.68%         6.76%
 ........................................................................
Institutional Service Class Shares              -9.54%         6.96%
 ........................................................................
Institutional Class Shares(5)                   -8.97%         7.29%
 ........................................................................
Local Fund Shares                               -9.41%         7.08%
 ........................................................................
S&P 500(6)                                      -9.11%        10.20%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund's Local Fund Shares began operations on July 24, 1998.

(3) Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class A on December 30, 1999, restated to reflect Class A Shares' maximum sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(4) Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class B on December 30, 1999, restated to reflect Class B Shares' contingent deferred sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(5) Performance includes that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 30, 1999, and does not reflect Institutional Class Shares' lower estimated expenses.

(6) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page 3. The since inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
  Shareholder Fees(1)                         Service   Service         Institutional   Local
(paid directly from your  Class A   Class B   Class     Class           Class            Fund
      investment)         Shares    Shares    Shares    Shares          Shares          Shares
----------------------------------------------------------------------------------------------
Maximum Sales Charge      5.75%(2)  None       None      None            None           None
(Load) imposed on
purchases (as a
percentage of offering
price)
 ..............................................................................................
Maximum Deferred Sales    None(3)   5.00%(4)   None      None            None           None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating                                Institutional
Expenses                                   Service   Service         Institutional   Local
(deducted from Fund    Class A   Class B   Class     Class           Class           Fund
assets)                Shares    Shares    Shares    Shares          Shares          Shares
-------------------------------------------------------------------------------------------
Management Fees        0.13%     0.13%      0.13%     0.13%           0.13%          0.13%
 ...........................................................................................
Distribution and/or    0.25%     1.00%      0.15%     None            None           0.07%
Service
(12b-1) Fees
 ...........................................................................................
Other Expenses         0.50%     0.92%      0.42%     0.42%           0.17%          0.18%
-------------------------------------------------------------------------------------------
Total Annual           0.88%     2.05%      0.70%     0.55%           0.30%          0.38%
Fund Operating
Expenses
 ...........................................................................................
Amount of Fee          0.25%     0.82%      0.07%     0.07%           0.07%          0.03%
Waiver/Expense
Reimbursement
-------------------------------------------------------------------------------------------
NET EXPENSES AFTER     0.63%     1.23%      0.63%     0.48%           0.23%          0.35%
WAIVERS(5)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 28.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 31.

(5) Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $636     $816     $1,012     $1,575
 ................................................................
Class B Shares              $625     $863     $1,228     $1,867
 ................................................................
Service Class Shares        $ 64     $217     $  383     $  864
 ................................................................
Institutional Service
Class Shares                $ 49     $169     $  300     $  683
 ................................................................
Institutional Class
Shares                      $ 24     $ 89     $  162     $  374
 ................................................................
Local Fund Shares           $ 36     $119     $  210     $  477

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B Shares              $125     $563     $1,028     $1,867

---------------

(1) Expenses paid on the same investment for all shares other than Class B shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE SMALL CAP INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Russell 2000 Index(1) (the Russell 2000) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by smaller-capitalization U.S. companies in a wide range of businesses.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Fund may not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the Russell 2000 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.
A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

---------------
(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Russell 2000 Index, may perform differently from the securities in the Russell 2000 Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1, 2)
[GRAPH FIGURES IN %]

1998                                                                             -2.32
1999                                                                             21.79
2000                                                                             -6.24

Best Quarter:    18.72%  4th qtr of 1999
Worst Quarter:  -19.86%  3rd qtr of 1998
---------------

(1) The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Small Cap Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 9, 1997 through December 29, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2000, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges. If sales charges were included, the annual returns would be lower than those shown.

(2) The Class A shares year-to-date return for the six months ended June 30, 2001 was 6.14%

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception( 2)
-------------------------------------------------------------------------------
Class A shares                                         -11.64%       -10.34%
 ...............................................................................
Class B shares(3)                                      -10.88%        -9.58%
 ...............................................................................
Institutional Class shares                              -5.89%        -4.55%
 ...............................................................................
Russell 2000(4)                                         -3.02%        10.68%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Series began operations on April 9, 1997. These returns prior to December 29, 1999, include performance based on the Series, which was achieved prior to the creation of the Fund on December 29, 1999. The returns have been restated for the sales charges for Class A and B shares, but not for fees applicable to Class A, Class B and Institutional Class of the Fund, and reflect performance of the Series prior to commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of each class of the Fund would have been lower as a result of its additional expenses.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

(4) The Russell 2000 is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

         Fund Summaries -- Nationwide Small Cap Index Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None        None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)    None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................

      Annual Fund Operating                               Institutional
            Expenses               Class A   Class B          Class
   (deducted from Fund assets)     shares     shares         shares
-----------------------------------------------------------------------
Management Fees                      0.20%      0.20%         0.20%
 .......................................................................
Distribution and/or Service          0.25%      1.00%         None
(12b-1) Fees
 .......................................................................
Other Expenses                       3.60%      3.35%(5)      3.77%
-----------------------------------------------------------------------
Total Annual Fund                    4.05%      4.55%         3.97%
Operating Expenses
 .......................................................................
Amount of Fee Waiver/Expense         3.26%      3.16%         3.68%
Reimbursement
-----------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)        0.79%      1.39%         0.29%

---------------

 (1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

 (2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 28.

 (3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

 (4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
     (CDSC) on Class A and Class B shares" on page 31.

 (5) As of the date of this prospectus, Class B shares had not commenced operations. As such, this percentage is an estimate for the current fiscal year ending October 31, 2001. This estimate does not take into account any existing expense limitation agreements.

 (6) Beginning October 15, 2001, VMF, the Fund's investment adviser will assume responsibility under the written contract currently with Villanova SA Capital Trust (VSA), the Fund's administrator, limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund will then be authorized to reimburse VMF for fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A Shares              $651    $1,445    $2,254     $4,350
 ................................................................
Class B Shares              $642    $1,279    $2,033     $4,044
 ................................................................
Institutional Class
Shares                      $ 30    $  876    $1,727     $3,949

You would pay the following expenses on the same investment if you did not sell your shares(2):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B Shares               $142     $979     $1,833     $4,044

---------------

(1) In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VMF has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE MID CAP MARKET INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Standard & Poor's Mid Cap 400 Index (the S&P 400)(1) as closely as possible before the deduction of Fund expenses. The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is a market-weighted index and is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

The Mid Cap Market Index Fund invests in the common stocks represented in the S&P 400 in roughly the same proportions as their weightings in the S&P 400. The S&P 400 is composed of 400 domestic stocks of medium sized companies with market capitalizations as of June 29, 2001 ranging primarily between $208 million to $11.8 billion. The Fund may also invest in derivative instruments linked to the S&P 400. The Fund may not invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 400 as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 400 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

---------------

(1) "Standard & Poor's", "S&P", "S&P 400", "Standard & Poor's 400", and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the Index, see the SAI.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 400, may perform differently from the securities in the S&P 400. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 400 as closely as possible, it will tend to underperform the index to some degree over time.

         Fund Summaries -- Nationwide Mid Cap Market Index Fund

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1, 2)
[GRAPH FIGURES IN %]

2000                                                                             18.29

Best Quarter:   13.14%  1st qtr of 2000
Worst Quarter:  -3.36%  2nd qtr of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

(2) The Class A shares year-to-date return for the six months ended June 30, 2001 was 0.07%.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          11.53%        12.09%
 ..............................................................................
Class B shares(3)                                       13.29%        13.92%
 ..............................................................................
Institutional Class shares                              18.88%        19.48%
 ..............................................................................
S&P 400(4)                                              17.51%        18.24%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on December 29, 1999.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class B shares and is the same as the performance shown for Class A shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

(4) The S&P 400 is an unmanaged index that measures the performance of mid-sized U.S. companies. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Mid Cap Market Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
Annual Fund Operating Expenses  Class A   Class B       Class
(deducted from Fund assets)     shares    shares       shares
-----------------------------------------------------------------
Management Fees                  0.22%     0.22%        0.22%
 .................................................................
Distribution and/or Service      0.25%     1.00%        None
(12b-1) Fees
 .................................................................
Other Expenses                   1.39%     1.14%(5)     1.40%
-----------------------------------------------------------------
Total Annual Fund Operating      1.86%     2.36%        1.62%
Expenses
 .................................................................
Amount of Fee Waiver/Expense     1.05%     0.95%        1.31%
Reimbursement
-----------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)    0.81%     1.41%        0.31%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 28.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 31.

(5) Because Class B shares commenced operations on May 25, 2001, this percentage is an estimate for the current fiscal year ending October 31, 2001. This estimate does not take into account any existing expenses limitation agreements.

(6) Beginning October 15, 2001, VMF, the Fund's investment adviser will assume responsibility under the written contract currently with VSA, the Fund's administrator, limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund will then be authorized to reimburse VMF for fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A shares             $653    $1,030    $1,431     $2,548
 ...............................................................
Class B shares             $644    $  945    $1,374     $2,440
 ...............................................................
Institutional Class
  shares                   $ 32    $  382    $  757     $1,811

You would pay the following expenses on the same investment if you did not sell your shares(1):

                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B shares             $144     $645     $1,174     $2,440

---------------

(1) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE INTERNATIONAL INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index (the EAFE Index) as closely as possible before the deduction of Fund expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

The International Index Fund invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country, represented in the EAFE Index, or in the same weightings as in the EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the EAFE Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, less information about issuers and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the EAFE Index, may perform differently from the securities in the EAFE Index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the EAFE Index as closely as possible, it will tend to underperform the Index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, and currency exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices or currency rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1, 2)
[GRAPH FIGURES IN %]

2000                                                                            -13.69

Best Quarter:    0.20%  1st qtr of 2000
Worst Quarter:  -8.41%  3rd qtr of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

(2) The Class A shares year-to-date return for the six months ended June 30, 2001 was -14.78%.

                                                         One      Since
Average annual returns -- as of December 31, 2000(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                         -18.64%      -18.40%
 ..............................................................................
Class B shares                                         -18.62%      -17.51%
 ..............................................................................
Institutional Class shares                             -13.26%      -13.02%
 ..............................................................................
EAFE(3)                                                -15.24%      -15.21%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund commenced operations on December 29, 1999.

(3) The EAFE Index is an unmanaged index that measures the performance of equity securities of companies from various industrial sectors whose primary trading markets are located outside of the United States. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the International Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)    None        None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge(Load)     None(3)  5.00%(4)     None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                                   Institutional
Annual Fund Operating Expenses (deducted from  Class A   Class B       Class
Fund assets)                                   shares    shares       shares
--------------------------------------------------------------------------------
Management Fees                                 0.27%     0.27%        0.27%
 ................................................................................
Distribution and/or Service (12b-1) Fees        0.25%     1.00%         None
 ................................................................................
Other Expenses                                  4.49%     5.87%        4.43%
--------------------------------------------------------------------------------
Total Annual Fund                               5.01%     7.14%        4.70%
Operating Expenses
 ................................................................................
Amount of Fee Waiver/Expense Reimbursement      4.15%     5.68%        4.34%
--------------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(5)                   0.86%     1.46%        0.36%

---------------

 (1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

 (2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 28.

 (3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

 (4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
     (CDSC) on Class A and Class B shares" on page 31.

         Fund Summaries -- Nationwide International Index Fund

(5) Beginning October 15, 2001, VMF, the Fund's investment adviser will assume responsibility under the written contract currently with VSA, the Fund's administrator, limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund will then be authorized to reimburse VMF for fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $658    $1,451    $2,260     $4,354
 ................................................................
Class B shares              $649    $1,285    $2,039     $4,048
 ................................................................
Institutional Class
shares                      $ 37    $  882    $1,745     $3,978

You would pay the following expenses on the same investment if you did not sell your shares(2):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B shares              $149    $  985    $1,839     $4,048

---------------

(1) In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VMF has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- NATIONWIDE BOND INDEX FUND

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks to match the performance of the Lehman Brothers Aggregate Bond Index (the Aggregate Bond Index) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types.
The Bond Index Fund invests in a statistically selected sample of bonds that are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks in the Aggregate Bond Index. The Aggregate Bond Index is composed of a variety of U.S. dollar-denominated investment grade bonds, including bonds issued by the U.S. Government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. Because the Fund seeks to invest in assets whose performance matches the performance of the Aggregate Bond Index prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.

MATURITY is the time at which the principal amount of a bond is scheduled to be repaid.

DURATION is the sensitivity of a bond or bond portfolio to changes in interest rates.

 INVESTMENT GRADE BONDS are securities which have been rated within the four highest rating categories by a nationally recognized statistical rating organization
 (rating agency), such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

PRINCIPAL RISKS
Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

FOREIGN RISK. The Bond Index Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. Currently, the Aggregate Bond Index includes a portion of foreign securities. The Fund will invest only in dollar-denominated foreign securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, higher transaction costs, less information about issuers and delayed settlement.

SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the Aggregate Bond Index, may perform differently from the securities in the index. The Fund will attempt to be fully invested at all times and generally will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track Aggregate Bond Index as

         Fund Summaries -- Nationwide Bond Index Fund

closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counterparties to over-the-counter derivative contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.
For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 18.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1, 2)
[GRAPH FIGURES IN %]

1998                                                                              8.99
1999                                                                             -0.96
2000                                                                             11.58

Best Quarter:    5.31%  4th qtr of 2000
Worst Quarter:  -1.02%  2nd qtr of 1999
---------------

(1) The Fund commenced operations on December 29, 1999 and from that date until October 15, 2001, the Fund invested all of its assets in the Master Aggregate Bond Index Series (the "Series"). The returns shown above include the performance of the Series from its inception on April 3, 1997 through December 30, 1999. The returns for the period prior to the Fund's commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. From December 29, 1999 through December 31, 2000, the returns reflect the Fund's actual Class A expenses. On October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed directly by the Fund. None of the annual returns include sales charges. If sales charges were included, the annual returns would be lower than those shown.

(2) The Class A shares year-to-date return for the six months ended June 30, 2001 was 2.87%

                                                         One        Since
Average annual returns -- as of December 31, 2000(1)    year     Inception(2)
-----------------------------------------------------------------------------
Class A shares                                           5.15%       4.99%
 .............................................................................
Class B shares(3)                                        6.58%       6.39%
 .............................................................................
Institutional Class shares                              12.03%      11.82%
 .............................................................................
Lehman Brothers Aggregate Bond Index(4)                 11.63%       7.84%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Series began operations on April 3, 1997. These returns include performance based on the Series, which was achieved prior to the creation of the Fund. The returns have been restated for the sales charges for Class A shares but not for fees applicable to each class of the Fund and reflect the performance of the Series prior to the commencement of the Fund on December 29, 1999. Had the Fund been in existence for the time periods presented, the performance of each class of the Fund would have been lower as a result of their additional expenses.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class B shares which is the same as the performance shown for Class A shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class B shares. Had Class B shares been in existence for the time periods presented, the performance of Class B shares would have been lower as a result of its additional expenses.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Bond Index Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load)           5.75%(2)  None       None
imposed upon purchases (as
percentage of offering price)
 .......................................................................
Maximum Deferred Sales Charge         None(3)   5.00%(4)   None
(Load) imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................

                                                     Institutional
Annual Fund Operating Expenses   Class A   Class B       Class
  (deducted from Fund assets)    shares    shares       shares
------------------------------------------------------------------
Management Fees                  0.22%     0.22%      0.22%
 ..................................................................
Distribution and/or Service      0.25%     1.00%      None
(12b-1) Fees
 ..................................................................
Other Expenses                   1.88%     1.63% (5)  2.30%
------------------------------------------------------------------
Total Annual Fund                2.35%     2.85%      2.52%
Operating Expenses
 ..................................................................
Amount of Fee Waiver/            1.54%     1.44%      2.21%
Expense Reimbursement
------------------------------------------------------------------
NET FUND EXPENSES AFTER          0.81%     1.41%      0.31%
WAIVERS(6)

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 28.

(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 31.

(5) As of the date of this prospectus, Class B shares had not commenced operations. As such, this percentage is an estimate for the current fiscal year ending October 31, 2001. This estimate does not take into account any existing Fund expense limitation agreements.

(6) Beginning September 24, 2001, VMF, the Fund's investment adviser will assume responsibility under the written contract currently with VSA, the Fund's administrator, limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund will then be authorized to reimburse VMF for fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursement made by VMF at some time within the first five years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place(1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class A shares            $653    $1,127    $1,626     $2,995
 ..............................................................
Class B shares            $644    $1,281    $2,034     $3,880
 ..............................................................
Institutional Class
shares                    $ 32    $  573    $1,140     $2,688

You would pay the following expenses on the same investment if you did not sell your shares(2):

                         1 year   3 years   5 years   10 years
--------------------------------------------------------------
Class B shares            $144    $  981    $1,834     $3,880

---------------

(1) In addition to the expenses limitations in place through February 28, 2002 and listed in "Net Expenses After Waiver" in the table above, VMF has entered into a written contract limiting expenses to not more than 4% for a nine-year period beginning March 1, 2002. This limit is reflected in the 3 year, 5 year and 10 year examples above. Additional expense limitations may be put in place in the future.

(2) Expenses paid on the same investment in Class A and Institutional Class shares do not change whether or not you sell your shares.

         MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following additional principal techniques described below to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

ALL FUNDS

The Funds will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Funds have operating costs and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time.

Under normal circumstances, Fund management attempts to produce total returns over periods of one year and longer for each Fund after taking into account estimated expenses as follows (as reflected in the expenses of the Class B shares levels): 189 basis points (a basis point is one one-hundredth of one percent (0.01%) for the S&P 500 Index Fund, 100 basis points for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. These levels of correlation are goals, and there can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of a Fund's performance to that of a target index will be reported in the Funds' annual report.

Each Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options, futures contracts, options on futures contracts and/or swap agreements linked to the performance of its index. Derivatives allow a Fund to increase or decrease its exposure to its target index quickly and at less cost than buying or selling stocks. Each Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

SHORT-TERM INVESTMENTS

In addition to the investment strategies described below, each Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending. Each Fund will also invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent a Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index as described above. The Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Funds' exposure to common stocks or bonds, as a defensive strategy, but will instead use them to attempt to remain fully invested at all times. Each Fund may also invest in derivative instruments for the purposes described below.

S&P 500 INDEX FUND

The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

SMALL CAP INDEX FUND

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the Index are issued by small-capitalization (generally less than $1.5 billion) U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the Index have the most effect on the Index's performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. Frank Russell Company selects a stock for the Russell 2000 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the yearly update.

MID CAP MARKET INDEX FUND

The S&P 400 is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index's performance. The stocks in the S&P 400 are chosen by Standard & Poor's Ratings Group (S&P). S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

The Fund may invest in all 400 stocks in the S&P 400 in roughly the same proportion as their weightings in the S&P 400. For example, if 2% of the S&P 400 is made up of the stock of a particular company, the Fund may invest approximately 2% of its assets in that company. This strategy is known as "full replication." However, when the investment manager believes it would be cost efficient the Fund may deviate from full replication and instead invest in a sample of 400 stocks in the S&P 400 based on the investment manager's optimization process, a statistical sampling technique that aims to create a portfolio which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 400 as a whole, but which involves fewer transactions costs than would be incurred through full replication. The Fund may also purchase stocks not included in the S&P 400 when the investment manager believes that it would be a cost efficient way of approximating the S&P 400's performance to do so. If the Fund uses these techniques, it may not track the S&P 400 as closely as it would if it were fully replicating the S&P 400.

S&P may update the S&P 400 periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

INTERNATIONAL INDEX FUND

The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalizations. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International Limited (Morgan Stanley). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley selects of a stock for the EAFE Index based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may update the EAFE Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

BOND INDEX FUND

The Aggregate Bond Index is a market-weighted index comprised of 6,500 dollar-denominated investment grade

         More About the Funds

bonds with maturities greater than one year. The Aggregate Bond Index includes:

  - U.S. government and government agency securities.
  - Securities issued by supranational entities, such as the World Bank.
  - Securities issued by foreign governments and U.S. and foreign corporations.
  - Mortgage backed securities.

Lehman Brothers selects a bond for the Aggregate Bond Index based on the index's criteria; it does not evaluate whether any particular bond is an attractive investment.

Lehman Brothers may update the Aggregate Bond Index periodically, at which time there may be substantial changes in the composition of the Index (and consequently significant turnover in the Fund).

 MORTGAGE BACKED SECURITIES are securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

The Bond Index Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Bond Index Fund may have a higher portfolio turnover rate than the other Funds.

All ratings are determined at the time of investment to be within the top four rating categories by a rating agency. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

 MEDIUM-GRADE SECURITIES are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

The Fund will usually invest a substantial portion of its assets in mortgage backed securities. Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations.

 PASS-THROUGH SECURITIES represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs).

 COLLATERALIZED MORTGAGE OBLIGATIONS are mortgage backed securities that divide the principal and interest payments collected on a pool of mortgages into several revenue streams with different priority rights to various portions of the underlying mortgage payments.

The Fund may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

INVESTMENT RISKS

BOND INDEX FUND

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

MORTGAGE-BACKED SECURITIES. U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

DOLLAR ROLLS. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements involve the risk that the value of the security on the delivery date may be less than its purchase price.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

FOREIGN GOVERNMENT DEBT. The Bond Index Fund may invest in debt securities issued or guaranteed by foreign governments or their agencies. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it generally will ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of debt securities that a government entity has not repaid may be collected.

INTERNATIONAL INDEX FUND AND BOND INDEX FUND

FOREIGN RISK. Foreign security investing involves special risks not presented by U.S. investing that can increase the chances that a Fund will lose money.

  - COUNTRY. General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. Because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount a Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments

         More About the Funds

in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the disclosure and accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - CURRENCY. A significant portion of the International Index Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what such Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

SMALL CAP INDEX FUND AND MID CAP MARKET INDEX FUND

SMALL CAP RISK. Historically, the securities of small companies and some medium companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - Lack depth of management.
  - Lack a proven track record.
  - Be unable to generate funds necessary for growth or development.
  - Be developing or marketing new products or services for which markets are not yet established and may never become established.
  - Market products or services which may become quickly obsolete.

  - Have limited distribution capabilities for their products or services.

Certain small cap companies in which such Funds invest may be in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap stocks in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ALL FUNDS

DERIVATIVES. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Fund may use the following types of derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities.

 FUTURES are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

 FORWARDS are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

 OPTIONS are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change in value of certain assets or an index or, in case of an option on a future, the ability to enter into a futures contract at a prespecified price) from another party at a specified price with a specified time period.

 SWAPS are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

 INDEXED SECURITIES are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

-LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing
money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

-CREDIT RISK. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

-CURRENCY RISK. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

-LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Funds may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Funds will use derivatives for anticipatory hedging in order to gain exposure efficiently to their underlying indexes in the event the Funds receive cash inflows.

BORROWING AND LEVERAGE. The Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

Certain securities that a Fund buys may create leverage, including, for example, when issued securities, forwards commitments and options.

SHORT SALES. In selling a security the Fund does not own (a short sale), a Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

ILLIQUID SECURITIES. (Each Fund, except S&P 500 Index Fund) Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES. (Each Fund, except S&P 500 Index Fund) Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on a short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non public information about the issuer, a Fund will not be able to sell the security.

RULE 144A SECURITIES. (Each Fund, except S&P 500 Index Fund) Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

SECURITIES LENDING. Each Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA, 19428, manages the Investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, VMF allocates fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time.

VMF was organized in 1999, and since September 1,1999, it has provided investment advisory services to both Nationwide Mutual Funds and Nationwide Separate Account Trust. As of June 30, 2001, VMF and its affiliates had approximately $25 billion in assets under management of which $13 billion was managed by VMF.

The Fund pays VMF a management fee which is based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the S&P 500 Index Fund for the fiscal year ended October 31, 2000, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.13%.

For the remaining Funds, for the fiscal year ended October 31, 2000, each Fund had a different structure whereby all of their respective assets were invested in another fund (Series) that had the same objective as the Fund. In this structure, management fees were paid to Fund Asset Management, L.P., (FAM), subadviser to each of these Funds, at the Series level as follows:

                                                 Fee Rate
                                          (as a % of the Series
                 Series                    average net assets)
----------------------------------------------------------------
Master Small Cap Series                           0.08%
 ................................................................
Master Mid Cap Series                             0.01%
 ................................................................
Master International (Capitalization
Weighted) Series                                  0.01%
 ................................................................
Master Aggregate Bond Series                      0.06%

FAM entered into contractual arrangements to provide that the management fee for each Series, when combined with administrative fees of certain funds that invest in such Series, will not exceed specified amounts. As a result of these contractual arrangements, FAM received a management fee of 0.01% from the Master Small Cap Series and the Master Aggregate Bond Series.

Beginning October 15, 2001 the structure of these Funds was changed and their assets are managed directly. Each such Fund now pays VMF a management fee, which is based on the Fund's average daily net assets. The annual management fees payable by the Funds, expressed as a percentage of a Fund's average daily net assets, are as follows:

                        Fund                            Fee
------------------------------------------------------------
Nationwide Small Cap Index Fund                        0.20%
 ............................................................
Nationwide Mid Cap Market Index Fund                   0.22%
 ............................................................
Nationwide International Index Fund                    0.27%
 ............................................................
Nationwide Bond Index Fund                             0.22%

MULTI-MANAGER STRUCTURE

VMF and Nationwide Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Funds

  - performing initial due diligence on prospective subadvisers for a Fund
  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
  - communicating performance expectations and evaluations to the subadvisers
  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of VMF and the Trustees, Fund Asset Management, L.P.
(FAM) P.O. Box 9011, Princeton, New Jersey 08543-9011, the Funds' subadviser, manages each Funds' assets in accordance with that Fund's investment objective and strategies. FAM makes investment decisions for each Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

FAM and its advisory affiliates had approximately $533 billion in investment company and other portfolio assets under management as of June 30, 2001. This amount includes assets managed for Merrill Lynch affiliates.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers three, or six in the case of the S&P 500 Index Fund, different share classes to give investors different price and cost options. Class A and Class B shares of the Funds are available to all investors; Institutional Class, Service Class, Institutional Service Class and Local Fund shares are available to a limited group of investors, such as certain funds of funds.

With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (CDSC) if you sell your shares within six years after purchase. Sales charges are paid to the Fund's distributor, (the Distributor), which either retains them or pays a selling representative. Nationwide Advisory Services, Inc. is currently the Funds' Distributor. It is anticipated that on or before January 1 2002, Villanova Distribution Services, Inc. (to be renamed Gartmore Distribution Services, Inc.) will become the Funds' Distributor. There is no such charge on Institutional Class, Institutional Service Class, Service Class or Local Fund shares.

Class A, Class B, Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or are paid by the Distributor to brokers for distribution and shareholder services. Class A, Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class, Institutional Class and Local Fund shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. The Funds reserve the right to reject an order of $250,000 or more for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

When choosing a share class, consider the following:

       Class A shares                Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charges available   available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares means higher           service fees than Class A
dividends per share           shares mean higher fund
                              expenses and lower dividends
                              per share
 ..........................................................
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charges when shares  CDSC if shares are sold
are sold back to the Fund(1)  within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year

---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

For investors who are eligible to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares, the purchase of such shares will be preferable to purchasing Class A or Class B Shares.

 WHO CAN BUY SERVICE CLASS SHARES

 Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan -- or variable insurance contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:
   - funds of funds offered by VMF or other affiliates of the Trust
   - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
   - institutional advisory accounts of VMF, or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is compensated for its services exclusively from its clients for such advisory services
   - high net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to
     Section 401(a) of the Code.

 WHO CAN BUY LOCAL FUND CLASS SHARES

 Local Fund shares are sold to the funds of funds (mutual Funds investing primarily in other mutual funds), which are series of Nationwide Asset Allocation Trust.

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV), next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --
CLASS A AND CLASS B SHARES

To open an account (per Fund)                    $1,000
 ......................................................
Through the Automatic Asset
Accumulation plan per
transaction                                         $25
 ......................................................
Additional investments
(per Fund)                                         $100

MINIMUM INVESTMENTS --
INSTITUTIONAL SERVICE CLASS SHARES

To open an account
(per Fund)                                      $50,000
 ......................................................
Additional investments                             None

INSTITUTIONAL CLASS SHARES

To open an account (per Fund)                $1,000,000
 ......................................................
Additional investments                             None
-------------------------------------------------------------

If you purchase shares through an account at a broker different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine an NAV when:
  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.
Bonds, foreign stocks and other securities owned by a Fund may trade on weekends or other days when a Fund does not price its shares. As a result, a Fund's NAV may change on days when you will not be able to purchase or redeem a Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly a Fund's NAV, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. This means that a Fund may value its foreign holdings at prices other than their last closing prices, and a Fund's net asset value will reflect this. In addition, if current prices are not otherwise available for a security, or if Villanova SA Capital Trust (VSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may also be valued at fair value.

IN-KIND PURCHASES. The Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

CLASS A SALES CHARGES

CLASS A SHARES
The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS A FINDERS' FEES
For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product) which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer-sponsored retirement plan within a twelve month period from the purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable contingent deferred sales charge will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

  - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

  - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

  - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The table above shows how the sales charge decreases as the amount of your investment increases.

  - FAMILY MEMBER DISCOUNT. Members of your family who live at the same address can combine investments in the Nationwide Funds possibly reducing the sales charge.

  - LIFETIME ADDITIONAL DISCOUNT. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Please call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchasers:
  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.
  - Any person who pays for the shares with the proceeds of one of the following:
     - Sales of non-Nationwide mutual fund shares
     - Sales of Class D shares of a Nationwide fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.
    To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.
  - Trustees and retired Trustees of Nationwide Funds (including its predecessor Trusts).
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father,

         Buying, Selling and Exchanging Fund Shares

    brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF or VSA and their affiliates.
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives, and Southern States Cooperatives, Inc.)

Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares. Eligible entities wishing to purchase Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact The Distributor at 1-800-848-0920 for information regarding such purchases.

BY MAIL. Complete and mail your application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Funds resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

NATIONWIDE CUSTOMER SERVICE                                       1-800-848-0920
Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING SHARES

You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions as described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. the Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A AND CLASS B SHARES

A signature guarantee is required under the following circumstances:
- if your account address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

         Buying, Selling and Exchanging Fund Shares

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finder's fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

We do not impose a CDSC on Class A or B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, the Fund will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC on Class B shares if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A or B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee -- Class A and Class B shares". Eligible entities wishing to sell Service Class, Institutional Class, Institutional Service Class or Local Fund shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a weeks, for easy access to mutual fund information.
You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 35.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the Customer Service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Funds written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Funds to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Funds receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds including downloading a prospectus as well as your own personal account. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A AND
CLASS B SHARES
We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts. For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN
In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Funds to compensate the Distributor for expenses associated with distributing and selling their shares and providing shareholder services. Service Class and Local Fund shares are also covered by the Distribution Plan.

DISTRIBUTION AND SERVICE FEES
Under the Distribution Plan, certain shares of the Funds pay the Distributor compensation accrued daily and paid monthly, not exceeding an annual amount of:

           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)
 ................................................................
Service Class shares         0.15% (distribution or service fee)
 ................................................................
Local Fund shares            0.07% (service fee)

Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES
You can exchange the shares you own for shares of another Fund within Nationwide Mutual Funds (except the Nationwide Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement. For example, you can't exchange Class A shares for Class B shares.

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 35.


Generally there is no sales charge for exchanges of Class B, Institutional Service Class, Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Nationwide Money Market Fund ("Money Market Fund") into another fund, you must pay the applicable sales charge,

         Buying, Selling and Exchanging Fund Shares

unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held the Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 30 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will processed on the date a Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, each of the following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed from, or exchanged out of, that Fund into another Nationwide Fund if you have held those shares for less than 90 days (30 days for the Gartmore Growth 20 Fund):

                  FUND                     EXCHANGE FEE
                  ----                     ------------
Gartmore Emerging Markets Fund...........      2.00%
Gartmore International Growth Fund.......      2.00%
Gartmore International Small Cap Growth
  Fund...................................      2.00%
Gartmore Global Leaders Fund.............      2.00%
Gartmore Global Technology and
  Communications Fund....................      2.00%
Gartmore Growth 20 Fund..................      2.00%
Gartmore Global Health Sciences Fund.....      2.00%
Gartmore Millennium Growth Fund..........      1.50%
Gartmore Value Opportunities Fund........      1.50%
Nationwide Small Cap Fund................      1.50%

The exchange fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares of the applicable Funds purchased, or exchanged from, after June 18, 2001. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the S&P 500 Index, Small Cap Index, Mid Cap Market Index and International Index Funds distribute any available income dividends to shareholders. The Bond Index Fund distributes any available income dividends to shareholders daily and pays them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will generally distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, as are interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in our account. Checks that remain uncashed for six months will be canceled and the money reinvested in the applicable Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

 CHANGING YOUR DISTRIBUTION OPTION
 If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such proceeds.

When withholding is required, the amount will be 30.5% of your taxable distributions or redemption proceeds for calendar year 2001 after August 6, 2001, 30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information for the period ended April 30, 2001, this information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Class B shares in the Nationwide Small Cap Index, Mid Cap Market Index and Bond Index Funds had not been offered to the public as of October 31, 2001.

                                                    NATIONWIDE S&P 500 INDEX FUND
                       ---------------------------------------------------------------------------------------
                                     CLASS A SHARES                               CLASS B SHARES
                       ------------------------------------------   ------------------------------------------
                                                PERIOD FROM                                  PERIOD FROM
                       SIX MONTHS ENDED      DECEMBER 29, 1999      SIX MONTHS ENDED      DECEMBER 29, 1999
                        APRIL 30, 2001    TO OCTOBER 31, 2000(A)     APRIL 30, 2001    TO OCTOBER 31, 2000(A)
                       ----------------   -----------------------   ----------------   -----------------------
                         (UNAUDITED)                                  (UNAUDITED)
NET ASSETS VALUE --
  BEGINNING OF PERIOD      $ 12.46                $12.73                $ 12.42                $12.73
                           -------                ------                -------                ------
INVESTMENT
  ACTIVITIES:
  Net investment
    income (loss)             0.03                  0.05(+)                  --                 (0.01)(+)
  Net realized and
    unrealized loss          (1.55)                (0.24)(+)              (1.55)                (0.25)(+)
                           -------                ------                -------                ------
      Total
         investment
         activities          (1.52)                (0.19)                 (1.55)                (0.26)
                           -------                ------                -------                ------
DISTRIBUTIONS:
  Net investment
    income                   (0.03)                (0.08)                    --                 (0.05)
  Net realized gains         (0.17)                   --                  (0.17)                   --
                           -------                ------                -------                ------
      Total
        distributions        (0.20)                (0.08)                 (0.17)                (0.05)
                           -------                ------                -------                ------
NET ASSET VALUE --
  END OF PERIOD            $ 10.74                $12.46                $ 10.70                $12.42
                           =======                ======                =======                ======
Total Return
  (excluding sales
  charge)(b)                (12.26)%                5.71%                (12.53)%                5.17%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, at end
    of period (000)        $ 2,632                $2,214                $ 1,696                $  987
  Ratio of expenses
    to average net
    assets(c)                 0.63%                 0.63%                  1.23%                 1.23%
  Ratio of net
    investment income
    (loss) to average
    net assets(c)             0.59%                 0.47%                 (0.01)%               (0.12)%
  Ratio of expenses
    to average net
    assets*(c)                0.95%                 0.88%                  2.02%                 2.05%
  Portfolio turnover
    rate(d)                   7.60%                 9.72%                  7.60%                 9.72%

                             NATIONWIDE S&P 500 INDEX FUND
                       ------------------------------------------
                               INSTITUTIONAL CLASS SHARES
                       ------------------------------------------
                                                PERIOD FROM
                       SIX MONTHS ENDED      DECEMBER 29, 1999
                        APRIL 30, 2001    TO OCTOBER 31, 2000(A)
                       ----------------   -----------------------
                         (UNAUDITED)
NET ASSETS VALUE --
  BEGINNING OF PERIOD      $ 12.49                $ 12.73
                           -------                -------
INVESTMENT
  ACTIVITIES:
  Net investment
    income (loss)             0.05                   0.09(+)
  Net realized and
    unrealized loss          (1.55)                 (0.25)(+)
                           -------                -------
      Total
         investment
         activities          (1.50)                 (0.16)
                           -------                -------
DISTRIBUTIONS:
  Net investment
    income                   (0.05)                 (0.08)
  Net realized gains         (0.17)                    --
                           -------                -------
      Total
        distributions        (0.22)                 (0.08)
                           -------                -------
NET ASSET VALUE --
  END OF PERIOD            $ 10.77                $ 12.49
                           =======                =======
Total Return
  (excluding sales
  charge)(b)                (12.04)%                 6.01%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, at end
    of period (000)        $85,220                $92,190
  Ratio of expenses
    to average net
    assets(c)                 0.23%                  0.23%
  Ratio of net
    investment income
    (loss) to average
    net assets(c)             1.00%                  0.83%
  Ratio of expenses
    to average net
    assets*(c)                0.30%                  0.30%
  Portfolio turnover
    rate(d)                   7.60%                  9.72%

---------------

(+)  Calculated using the average daily shares outstanding for the period.

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Class A, Class B and Institutional Class Shares commenced operations on December 29, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                         NATIONWIDE S&P 500 INDEX FUND
                         -------------------------------------------------------------
                                             SERVICE CLASS SHARES
                         -------------------------------------------------------------
                                              FOR THE YEAR           PERIOD FROM
                         SIX MONTHS ENDED        ENDED            NOVEMBER 2, 1998
                          APRIL 30, 2001    OCTOBER 31, 2000   TO OCTOBER 31, 1999(A)
                         ----------------   ----------------   -----------------------
                           (UNAUDITED)
NET ASSETS VALUE --
  BEGINNING OF PERIOD        $  12.45           $  11.91               $  9.66
                             --------           --------               -------
INVESTMENT ACTIVITIES:
  Net investment income          0.02               0.07                  0.09
  Net realized and
    unrealized gain             (1.54)              0.56                  2.25
                             --------           --------               -------
      Total investment
         activities             (1.52)              0.63                  2.34
                             --------           --------               -------
DISTRIBUTIONS:
  Net investment income         (0.03)             (0.07)                (0.09)
  Net realized gains            (0.17)             (0.02)                   --
                             --------           --------               -------
      Total
         distributions          (0.20)             (0.09)                (0.09)
                             --------           --------               -------
NET ASSET VALUE -- END
  OF PERIOD                  $  10.73           $  12.45               $ 11.91
                             ========           ========               =======
Total Return (excluding
  sales charge)                (12.25)%             5.25%                24.27%(b)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, at end of
    period (000)             $226,699           $189,443               $72,049
  Ratio of expenses to
    average net assets           0.63%              0.63%                 0.63%(c)
  Ratio of net
    investment income
    to average net
    assets                       0.59%              0.54%                 0.69%(c)
  Ratio of expenses to
    average net assets*          0.69%              0.70%                 0.83%(c)
  Portfolio turnover
    rate(d)                      7.60%              9.72%                55.07%

                                         NATIONWIDE S&P 500 INDEX FUND
                         -------------------------------------------------------------
                                      INSTITUTIONAL SERVICE CLASS SHARES
                         -------------------------------------------------------------
                                              FOR THE YEAR           PERIOD FROM
                         SIX MONTHS ENDED        ENDED            NOVEMBER 2, 1998
                          APRIL 30, 2001    OCTOBER 31, 2000   TO OCTOBER 31, 1999(A)
                         ----------------   ----------------   -----------------------
                           (UNAUDITED)
NET ASSETS VALUE --
  BEGINNING OF PERIOD        $ 12.48            $ 11.94                $  9.66
                             -------            -------                -------
INVESTMENT ACTIVITIES:
  Net investment income         0.03               0.08                   0.10
  Net realized and
    unrealized gain            (1.54)              0.56                   2.27
                             -------            -------                -------
      Total investment
         activities            (1.51)              0.64                   2.37
                             -------            -------                -------
DISTRIBUTIONS:
  Net investment income        (0.04)             (0.08)                 (0.09)
  Net realized gains           (0.17)             (0.02)                    --
                             -------            -------                -------
      Total
         distributions         (0.21)             (0.10)                 (0.09)
                             -------            -------                -------
NET ASSET VALUE -- END
  OF PERIOD                  $ 10.76            $ 12.48                $ 11.94
                             =======            =======                =======
Total Return (excluding
  sales charge)               (12.25)%             5.37%                 24.64%(b)
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, at end of
    period (000)             $34,793            $31,917                $17,389
  Ratio of expenses to
    average net assets          0.48%              0.48%                  0.48%(c)
  Ratio of net
    investment income
    to average net
    assets                      0.75%              0.69%                  0.87%(c)
  Ratio of expenses to
    average net assets*         0.53%              0.55%                  0.67%(c)
  Portfolio turnover
    rate(d)                     7.60%              9.72%                 55.07%

---------------

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Service Class and Institutional Service Class Shares (formerly known as Class R and Class Y, respectively) commenced operations on November 2, 1998.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                                       NATIONWIDE S&P 500 INDEX FUND
                                              -------------------------------------------------------------------------------
                                                                             LOCAL FUND SHARES
                                              -------------------------------------------------------------------------------
                                                                   FOR THE YEAR        FOR THE YEAR          PERIOD FROM
                                              SIX MONTHS ENDED        ENDED               ENDED            JULY 24, 1998 TO
                                               APRIL 30, 2001    OCTOBER 31, 2000    OCTOBER 31, 1999    OCTOBER 31, 1998(A)
                                              ----------------   ----------------    ----------------    --------------------
                                                (UNAUDITED)
NET ASSETS VALUE -- BEGINNING OF PERIOD           $ 12.48            $ 11.95             $  9.66               $ 10.00
                                                  -------            -------             -------               -------
INVESTMENT ACTIVITIES:
  Net investment income                              0.04               0.11(+)             0.12                  0.04
  Net realized and unrealized gain (loss)           (1.54)              0.54(+)             2.27                 (0.35)
                                                  -------            -------             -------               -------
       Total investment activities                  (1.50)              0.65                2.39                 (0.31)
                                                  -------            -------             -------               -------
DISTRIBUTIONS:
  Net investment income                             (0.05)             (0.10)              (0.10)                (0.03)
  Net realized gains                                (0.17)             (0.02)                 --                    --
                                                  -------            -------             -------               -------
       Total distributions                          (0.22)             (0.12)              (0.10)                (0.03)
                                                  -------            -------             -------               -------
NET ASSET VALUE -- END OF PERIOD                  $ 10.76            $ 12.48             $ 11.95               $  9.66
                                                  =======            =======             =======               =======
Total Return (excluding sales charge)              (12.08)%             5.43%              24.85%                (3.08)%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)              $11,137            $10,555             $30,674               $22,325
  Ratio of expenses to average net assets            0.35%              0.35%               0.35%                 0.35%(c)
  Ratio of net investment income to average
     net assets                                      0.88%              0.84%               1.05%                 1.55%(c)
  Ratio of expenses to average net assets*           0.37%              0.38%               0.52%                 0.64%(c)
  Portfolio turnover rate(d)                         7.60%              9.72%              55.07%                 3.07%(b)

---------------

(+)  Calculated using the average daily shares outstanding for the period.

*  Ratios calculated as if no fees were waived and/or expenses reimbursed.

(a) The Local Fund Shares were first offered to the public on July 24, 1998.

(b) Not annualized.

(c) Annualized.

(d) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                        NATIONWIDE SMALL CAP INDEX FUND
                                                 ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED APRIL 30, 2001(B)       PERIOD ENDED OCTOBER 31, 2000(A,B)
                                                 -------------------------------------    -------------------------------------
                                                 CLASS A SHARES    INSTITUTIONAL CLASS    CLASS A SHARES    INSTITUTIONAL CLASS
                                                 --------------    -------------------    --------------    -------------------
                                                  (UNAUDITED)          (UNAUDITED)
NET ASSETS VALUE -- BEGINNING OF PERIOD              $ 9.67              $ 9.70              $  10.00             $ 10.00
                                                     ------              ------              --------             -------
INVESTMENT ACTIVITIES:
  Net investment income                                0.05                0.06                  0.07                0.09
  Net realized and unrealized loss                    (0.22)              (0.22)                (0.34)              (0.32)
                                                     ------              ------              --------             -------
       Total investment activities                    (0.17)              (0.16)                (0.27)              (0.23)
                                                     ------              ------              --------             -------
DISTRIBUTIONS:
  Net investment income                               (0.05)              (0.06)                (0.06)              (0.07)
                                                     ------              ------              --------             -------
       Total distributions                            (0.05)              (0.06)                (0.06)              (0.07)
                                                     ------              ------              --------             -------
NET ASSET VALUE -- END OF PERIOD                     $ 9.45              $ 9.48              $   9.67             $  9.70
                                                     ======              ======              ========             =======
Total Return (excluding sales charges)(c)             (1.77)%             (1.62)%               (2.71)%             (2.30)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                 $  977              $4,790              $     32             $ 2,301
  Ratio of expenses to average net assets(d)           0.79%               0.29%                 0.79%               0.29%
  Ratio of net investment income to average net
     assets(d)                                         0.75%               1.37%                 1.00%               1.69%
  Ratio of expenses to average net assets(*,d)         3.54%               3.46%               329.04%              19.76%
  Portfolio turnover rate(e)                          50.51%              50.51%                48.27%              48.27%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Small Cap Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

         Financial Highlights

                                                                      NATIONWIDE MID CAP MARKET INDEX FUND
                                                 ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED APRIL 30, 2001(B)       PERIOD ENDED OCTOBER 31, 2000(A,B)
                                                 -------------------------------------    -------------------------------------
                                                 CLASS A SHARES    INSTITUTIONAL CLASS    CLASS A SHARES    INSTITUTIONAL CLASS
                                                 --------------    -------------------    --------------    -------------------
                                                  (UNAUDITED)          (UNAUDITED)
NET ASSETS VALUE -- BEGINNING OF PERIOD              $11.77              $11.80              $  10.00             $ 10.00
                                                     ------              ------              --------             -------
INVESTMENT ACTIVITIES:
  Net investment income                                0.05                0.06                  0.09                0.14(+)
  Net realized and unrealized gain                    (0.20)              (0.19)                 1.76                1.76(+)
                                                     ------              ------              --------             -------
       Total investment activities                    (0.15)              (0.13)                 1.85                1.90
                                                     ------              ------              --------             -------
DISTRIBUTIONS:
  Net investment income                               (0.06)              (0.06)                (0.08)              (0.10)
  Net realized gains                                  (0.42)              (0.42)
                                                     ------              ------              --------             -------
       Total distributions                            (0.48)              (0.48)                (0.08)              (0.10)
                                                     ------              ------              --------             -------
NET ASSET VALUE -- END OF PERIOD                     $11.14              $11.19              $  11.77             $ 11.80
                                                     ======              ======              ========             =======
Total Return (excluding sales charges)(c)             (1.27)%             (1.03)%               18.51%              19.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                 $5,182              $9,652              $  3,049             $ 7,957
  Ratio of expenses to average net assets(d)           0.81%               0.31%                 0.81%               0.31%
  Ratio of net investment income to average net
     assets(d)                                         0.63%               1.14%                 0.95%               1.49%
  Ratio of expenses to average net assets(*,d)         1.48%               1.24%                 3.12%               2.76%
  Portfolio turnover rate(e)                          50.32%              50.32%                35.19%              35.19%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(+)  Calculated using the average daily shares outstanding for the period.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Mid Cap Market Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

                                        NATIONWIDE INTERNATIONAL INDEX FUND
                               -----------------------------------------------------
                                          SIX MONTH ENDED APRIL 30, 2001
                               -----------------------------------------------------
                               CLASS A SHARES   CLASS B SHARES   INSTITUTIONAL CLASS
                               --------------   --------------   -------------------
                                (UNAUDITED)      (UNAUDITED)         (UNAUDITED)
NET ASSETS VALUE -- BEGINNING
  OF PERIOD                       $  8.65          $  8.62             $  8.66
                                  -------          -------             -------
INVESTMENT ACTIVITIES:
  Net investment income              0.04             0.01                0.05
  Net realized and unrealized
     loss                           (0.78)           (0.78)              (0.79)
                                  -------          -------             -------
       Total investment
          activities                (0.74)           (0.77)              (0.74)
                                  -------          -------             -------
DISTRIBUTIONS:
  Net investment income             (0.02)              --               (0.03)
                                  -------          -------             -------
       Total distributions          (0.02)              --               (0.03)
                                  -------          -------             -------
NET ASSET VALUE -- END OF
  PERIOD                          $  7.89          $  7.85             $  7.89
                                  =======          =======             =======
Total Return (excluding sales
  charges)(b)                       (8.56)%          (8.88)%             (8.52)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of
     period (000)                 $   742          $    59             $ 3,966
  Ratio of expenses to
     average net assets(c)           0.86%            1.46%               0.36%
  Ratio of net investment
     income to average net
     assets(c)                       0.69%            0.17%               1.32%
  Ratio of expenses to
     average net assets(*,c)         4.36%            6.49%               4.05%
  Portfolio turnover rate(d)        40.82%           40.82%              40.82%

                                        NATIONWIDE INTERNATIONAL INDEX FUND
                               -----------------------------------------------------
                                         PERIOD ENDED OCTOBER 31, 2000(A)
                               -----------------------------------------------------
                               CLASS A SHARES   CLASS B SHARES   INSTITUTIONAL CLASS
                               --------------   --------------   -------------------

NET ASSETS VALUE -- BEGINNING
  OF PERIOD                      $    10.00        $ 10.00             $ 10.00
                                 ----------        -------             -------
INVESTMENT ACTIVITIES:
  Net investment income                0.06           0.02                0.09
  Net realized and unrealized
     loss                             (1.36)         (1.38)              (1.35)
                                 ----------        -------             -------
       Total investment
          activities                  (1.30)         (1.36)              (1.26)
                                 ----------        -------             -------
DISTRIBUTIONS:
  Net investment income               (0.05)         (0.02)              (0.08)
                                 ----------        -------             -------
       Total distributions            (0.05)         (0.02)              (0.08)
                                 ----------        -------             -------
NET ASSET VALUE -- END OF
  PERIOD                         $     8.65        $  8.62             $  8.66
                                 ==========        =======             =======
Total Return (excluding sales
  charges)(b)                        (13.03)%       (13.62)%            (12.65)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of
     period (000)                $      230        $    53             $ 2,858
  Ratio of expenses to
     average net assets(c)             0.86%          1.46%               0.36%
  Ratio of net investment
     income to average net
     assets(c)                         1.01%          0.39%               1.16%
  Ratio of expenses to
     average net assets(*,c)          49.77%         63.29%               8.18%
  Portfolio turnover rate(d)           5.66%          5.66%               5.66%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is based on the Master Portfolios.

         Financial Highlights

                                                                              NATIONWIDE BOND INDEX FUND
                                                     ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED APRIL 30, 2001(B)     PERIOD ENDED OCTOBER 31, 2000(A,B)
                                                     ------------------------------------   -------------------------------------
                                                     CLASS A SHARES   INSTITUTIONAL CLASS   CLASS A SHARES    INSTITUTIONAL CLASS
                                                     --------------   -------------------   --------------    -------------------
                                                      (UNAUDITED)         (UNAUDITED)
NET ASSETS VALUE -- BEGINNING OF PERIOD                 $ 10.08             $ 10.09            $ 10.00              $ 10.00
                                                        -------             -------            -------              -------
INVESTMENT ACTIVITIES:
  Net investment income                                    0.30                0.32               0.50                 0.54
  Net realized and unrealized gain                         0.45                0.43               0.08                 0.09
                                                        -------             -------            -------              -------
       Total investment activities                         0.75                0.75               0.58                 0.63
                                                        -------             -------            -------              -------
DISTRIBUTIONS:
  Net investment income                                   (0.30)              (0.32)             (0.50)               (0.54)
  Net realized gains                                      (0.07)              (0.07)                --                   --
                                                        -------             -------            -------              -------
       Total distributions                                (0.37)              (0.39)             (0.50)               (0.54)
                                                        -------             -------            -------              -------
NET ASSET VALUE -- END OF PERIOD                        $ 10.46             $ 10.45            $ 10.08              $ 10.09
                                                        =======             =======            =======              =======
Total Return (excluding sales charges)(c)                  7.46%               7.52%              5.92%                6.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000)                    $ 1,973             $ 9,191            $ 8,352              $ 3,763
  Ratio of expenses to average net assets(d)               0.81%               0.31%              0.81%                0.31%
  Ratio of net investment income to average net
     assets(d)                                             5.72%               6.16%              6.06%                6.49%
  Ratio of expenses to average net assets(*,d)             1.92%               2.09%              3.48%               10.87%
  Portfolio turnover rate(e)                              43.24%              43.24%             35.74%               35.74%

---------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on December 29, 1999.

(b) Class B shares did not commence operations in the Bond Index Fund during this period.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is based on the Master Portfolios.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contains additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference into this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance)

- Semi-Annual Report

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

[Nationwide Logo]

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
P.O. BOX 1492
COLUMBUS, OHIO 43216-1492

HS-1223-10/01